Building a Leading ENT / Allergy Specialty Company C o r p o r a t e P r e s e n t a t i o n M a r c h 7 , 2 0 2 3 EXHIBIT 99.2

2 Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the generation of XHANCE prescriptions and net revenues and factors impacting the generation of future prescriptions and net revenues; prescription, net revenue, refill, market share and other business trends; potential effects of INS market seasonality on XHANCE prescriptions; potential early year effects on price and volume related to patient insurance; impact of payor utilization management criteria; commercial strategies; projected GAAP operating expenses and stock-based compensation for 2023; projected XHANCE net revenues for first quarter and full year 2023; projected XHANCE average net revenue per prescription for full year 2023; the potential impact of cash preservation measures; the potential benefits of XHANCE for the treatment of chronic sinusitis; the potential for an sNDA submission acceptance decision from the FDA by the start of May 2023 and the potential for an FDA approval decision on the sNDA in December 2023; the potential for XHANCE to be the first FDA-approved drug treatment for chronic sinusitis and the potential market expansion opportunities and other benefits of obtaining such indication; our plan to seek a partnership to promote XHANCE in primary care and the prospects for, and potential benefits of, such potential partnership; potential non-compliance with certain covenants under the A&R Pharmakon Note Purchase Agreement and the potential consequences thereof; and other statements regarding to our future operations, financial performance, prospects, intentions, strategies, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: impact of, and the uncertainties caused by, physician and patient acceptance of XHANCE for its current and any potential future indication; our ability to maintain adequate third party reimbursement for XHANCE (market access) including any potential future indication; our ability to efficiently generate XHANCE prescriptions and net revenues; the prevalence of chronic sinusitis and market opportunities for XHANCE may be smaller than expected; unexpected costs and expenses; our ability to achieve our financial guidance; potential for varying interpretation of the results from the ReOpen Program; uncertainties related to the clinical development program and regulatory approval of XHANCE for the treatment of chronic sinusitis; our ability to comply with the covenants and other terms of the A&R Pharmakon Note Purchase Agreement; our ability to continue as a going concern; risks and uncertainties relating to intellectual property; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise.

3 Key Takeaways Chronic sinusitis is a 10-fold market opportunity for XHANCE We refocused our strategy to prioritize the potential launch of XHANCE as the first-ever FDA approved drug treatment for CS Submitted sNDA to FDA in February which creates potential for approval by December 2023

Successful Development of XHANCE as the First FDA-approved Drug Treatment for Chronic Sinusitis Creates Multiple New Opportunities for Growth

Today

$1B TAM

optinose

Up to **~1 Million** patients with nasal polyps (NP) are treated by specialty physicians in our current sales deployment

With a CS Indication

$3B TAM

optinose

Up to **~3 Million** patients with either NP or CS are treated by specialty physicians in our current sales deployment

$10B TAM

Up to **~10 Million** patients with either NP (~3M) or CS (~7M) are treated by a specialty or PCP physician annually

For a Partner, there are **6 to 7 million** NP+CS patients currently treated by a Primary Care Physician plus **20 million** lapsed patients that could be activated into care

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optinose

ReOpen Program Update

6 CS Supplemental NDA - Anticipated Next Steps  As planned, we submitted our supplemental new drug application (sNDA) in pursuit of a new indication in February 2023 - Submission acceptance decision by FDA anticipated by the start of May 2023 - Assuming acceptance and a standard review period FDA’s PDUFA action date should be in December 2023

Q4 2022 Performance

8 XHANCE New Prescriptions XHANCE New Prescriptions decreased 7% in Q4 2022 and were flat for Full Year 2022 Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network. The Market on this slide is defined as the sum of all intranasal steroid prescriptions based on monthly prescription data from third parties 29.9 27.7 Q4 '21 Q4 '22 XHANCE NRx (in thousands) NRx for Intranasal Steroids Market increased 5% from Q4 2021 to Q4 2022 and increased 7% from Full Year 2021 to Full Year 2022 112.7 113.1 FY '21 FY '22 XHANCE NRx (in thousands) -7%

9 XHANCE Total Prescriptions decreased 8% in Q4 2022 and increased 2% for Full Year 2022 Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network. The Market on this slide is defined as the sum of all intranasal steroid prescriptions based on monthly prescription data from third parties 93.7 86.2 Q4 '21 Q4 '22 TRx for Intranasal Steroids Market increased 3% from Q4 2021 to Q4 2022 and increased 4% from FY 2021 to FY 2022 335.6 341.0 FY '21 FY '22 XHANCE Prescriptions (in thousands) +2% XHANCE Prescriptions (in thousands) -8% XHANCE Total Prescriptions

10 XHANCE Market Share & Prescribers by Prescribing Frequency The Market on this slide is defined as the sum of all intranasal steroid prescriptions written by physicians in the XHANCE target physician audience of approximately 21,000 physicians. Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network. 5.9% 5.7% Q4 '21 Q4 '22 XHANCE Share of INS TRx Within Target Physician Audience 4,059 4,698 1,884 1,957 1,589 1,449 Q4 '21 Q4 '22 <5 TRx per Qtr 5 to 15 TRx per Qtr >15 TRx per Qtr XHANCE Prescribers 8,104 7,532 XHANCE market share decreased from 5.9% to 5.7% and HCPs who had more than 15 XHANCE prescriptions filled by their patients in a quarter decreased by 8% (1,589 versus 1,449) from Q4 2021 to Q4 2022

Q4 and Full Year 2022 Financial Update

12 $73.7 $76.3 FY 2021 FY 2022 Financial Review – XHANCE Net Revenue XHANCE Net Revenue Decreased 7% from Q4 2021 to Q4 2022 and Increased 4% for Full Year 2022 $22.5 $20.9 Q4 '21 Q4 '22 ($M) -7% Net Revenue Net Revenue +4% ($M)

13 $240 $242 Q4 '21 Q4 '22 Financial Review – XHANCE Average Net Revenue per Prescription XHANCE Average Net Revenue per TRx Increased from $240 to $242 from Q4 2021 to Q4 2022 and from $219 to $224 for Full Year 2022 $219 $224 FY 2021 FY 2022 +2% Average Net Revenue per TRx Average Net Revenue per TRx +1%

2023 Outlook

15 Full Year and Q1 2023 Financial Guidance  Operating Expense (GAAP) ‒ Actions taken to reduce FY 2023 operating expenses by ~$30 million compared to FY 2022 actual of $123 million ‒ Expected to be between $90 to $95 million; approximately $8 million of which represents stock-based compensation  XHANCE Net Revenue ‒ FY 2023 expected to be between $62 to $68 million ‒ FY 2023 expectation does not include net revenues from a CS launch ‒ Q1 2023 expected to be approximately $10 million  XHANCE Average Net Revenue per Prescription ‒ FY 2023 expected to be approximately $200

Closing Remarks

17 Key Takeaways Chronic sinusitis is a 10-fold market opportunity for XHANCE We refocused our strategy to prioritize the potential launch of XHANCE as the first-ever FDA approved drug treatment for CS Submitted sNDA to FDA in February which creates potential for approval by December 2023

18 Investor Relations – NASDAQ: OPTN Optinose Investor Contact Jonathan Neely, VP, Investor Relations and Business Development 267-521-0531 Investors@optinose.com As of December 31, 2022: – $94.2 million in cash – Debt: $130 million – 111.5 million common shares o/s – 43.6 million options, warrants & RSUs o/s 1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. investors@optinose.com www.optinose.com @optinose Analyst Coverage 1 BMO: Gary Nachman Cantor Fitzgerald: Brandon Folkes Jefferies: Glen Santangelo Piper Sandler: David Amsellem

Appendix - ReOpen Program Co-Primary Endpoints

20 Combined Symptom Score (Co-Primary Endpoint) Improvement in combined symptoms with XHANCE; Consistent with NAVIGATE I and II 1 -0.81 -1.54* -1.74‡ -2.0 -1.8 -1.6 -1.4 -1.2 -1.0 -0.8 -0.6 -0.4 -0.2 0.0 CS S Po in t R ed uc tio n LS Mean Change in CSS from Baseline to Week 4 EDS-placebo BID OPN-375 186 μg BID OPN-375 372 μg BID OPN-375 is XHANCE; BID, twice daily; CSNS, composite symptom nasal score. N = 75 N = 72 N = 73 *P ≤ .05 vs EDS placebo. ‡P ≤ .001 vs EDS-placebo. 1 -0.62 -1.58‡ -1.60‡ -2.0 -1.8 -1.6 -1.4 -1.2 -1.0 -0.8 -0.6 -0.4 -0.2 0.0 CS S Po in t R ed uc tio n LS Mean Change in CSS from Baseline to Week 4 EDS-placebo BID OPN-375 186 μg BID OPN-375 372 μg BID N = 110 N = 110 N = 107

Average of Percentages of Opacified Volume (Ethmoid and Maxillary)

Objective Evidence of Effect in Sinus Cavities by CT Scan; Co-Primary Endpoint



ReOpen-1 study
LS Mean Change in APOV of the Ethmoid and Maxillary Sinuses from Baseline to Week 24
Percent Reduction
0
-1
-2
-3
-4
-5
-6
-7
N = 110
-1.60
N = 110
-5.58*
N = 107
-6.20*
EDS-placebo BID
OPN-375 186 µg BID
OPN-375 372 µg BID



ReOpen-2 study
LS Mean Change in APOV of the Ethmoid and Maxillary Sinuses from Baseline to Week 24
Percent Reduction
2
1
0
-1
-2
-3
-4
-5
-6
-7
-8
1.19
N = 75
N = 72
-7.00‡
N = 73
-5.14†
EDS-placebo BID
OPN-375 186 µg BID
OPN-375 372 µg BID

OPN-375 is XHANCE; BID, twice daily; CSNS, composite symptom nasal score.

*$P \leq .05$ vs EDS placebo.
†$P \leq .01$ vs EDS-placebo.
‡$P \leq .001$ vs EDS-placebo.

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Building a Leading ENT / Allergy Specialty Company C o r p o r a t e P r e s e n t a t i o n M a r c h 7 , 2 0 2 3